U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2006

VIRAL GENETICS, INC.
(Exact name of registrant as specified in its charter)

000-26875
(Commission File No.)

Delaware	33-0814123
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1321 Mountain View Circle, Azusa, CA 91702
(Address of principal executive offices)

(626) 334-5310
(Registrant’s telephone number)

Not Applicable
(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

‹R›On March 9, 2006, Viral Genetics, Inc., (the “Company”) and Williams and Webster P.S. mutually agreed that the Company would engage another firm to conduct the Company’s independent audit. Williams and Webster declined to renew the engagement because accounting firms are required by applicable rules to rotate the audit partner responsible for the client at least every five years, the current audit partner for the Company had come to the end of his five-year term of responsibility, and Williams and Webster did not have another audit partner able to take on the Company. Accordingly, on March 9, 2006, the Company also appointed Killman, Murrell & Company, P.C. as its independent auditors to replace the firm of Williams and Webster, which has been asked to submit a letter to the Securities & Exchange Commission to the effect that it has no material disagreements with the statements made in this Item 4.01, confirming that the Accountant had no disagreements with management of the Company related to matters that are material to the Company's 2003 and 2004 financial statements, the last two year's financial statement on which Williams and Webster P.S. opined‹/R›

Management represents as follows:

(a) There have been no disputes between management and the auditors and the auditors’ reports contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to audit scope, accounting principles, or uncertainties, except for the issue of “going concern,” for the last two fiscal years or any later interim period through the date hereof. In the auditors'’ report for the fiscal years ended December 31, 2003 and 2004, the last two years for which the auditor issued a report, the auditor expressed doubts about the Company’s “ability to continue as a going concern.”

(b) The decision to change accountants from Williams and Webster P.S. (the “Accountant”) to Killman, Murrell & Company, P.C. has been approved by the Company’s Board of Directors.

(c) During the registrant’s two most recent fiscal years and any subsequent interim period through the date hereof, there were no disagreements with the Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The registrant has authorized the Accountant to respond fully to the inquiries of the successor accountant.

(d) The Accountant expressed no disagreement or difference of opinion regarding any “reportable” event as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, including but not limited to:

(i) the Accountant has not advised the registrant that the internal controls necessary for the registrant to develop reliable financial statements do not exist;

(ii) the Accountant has not advised the registrant that information has come to the Accountant’s attention that has led it to no longer be able to rely on management’s representations, or that has made it unwilling to be associated with the financial statements prepared by management;

(iii) the Accountant has not advised the registrant of the need to expand significantly the scope of its audit, or notified the registrant that information has come to the Accountant’s attention that if further investigated may

(A) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or

(B) cause it to be unwilling to rely on management’s representations or be associated with the registrant’s financial statements, and due to the Accountant’s resignation (due to audit scope limitations or otherwise) or dismissal, or for any other reason, the Accountant did not so expand the scope of its audit or conduct such further investigation;

(iv) the Accountant has not advised the registrant that information has come to the Accountant’s attention that it has concluded materially impacts the fairness or reliability of either

(A) a previously issued audit report or the underlying financial statements, or

(B) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the Accountant’s satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to the Accountant’s resignation, or for any other reason, the issue has not been resolved to the Accountant’s satisfaction prior to its resignation. The Accountant will continue to assist in responses to certain SEC comments, which may ultimately result in an adjustment to previously filed financial statements.

‹R›(e) In response to a comment letter received by the Company from the Securities and Exchange Commission, the Company discussed issues raised therein with Killman, Murrell & Company, P.C., including the written response to the comment letter, the application of various accounting principles and a proposed second written response to remaining follow up questions. As of March 9, 2006, the date of the change in accounting firms, Killman Murrell &Company, P.C. had not provided advice on those issues. This was neither an important factor nor formed any part of the decision relating to the accounting, auditing or financial reporting issues of the Company. Further, this was not a factor in the Company's and the Accountant’s mutual decision to end their relationship. The discussions with Williams & Webster, P.S. concerning the SEC comment letter identified that there is a possibility that to resolve all comments the Company will need to make certain adjustments to prior financial statements to resolve the final issues outstanding concerning certain accounting issues.‹/R›

(f) The registrant has provided the Accountant with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K. The registrant has requested that the Accountant furnish the registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the registrant. The Company has appended such letter hereto as Exhibit 16.

Item 9.01.      Financial Statements and Exhibits.

Exhibit 16.1     Letter regarding change in certifying accountant from Williams and Webster.
Exhibit 99.1     Letter from Killman, Murrell & Company

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRAL GENETICS, INC.

Dated: March 24, 2006	By:	/s/ Haig Keledjian
Haig Keledjian, President